Preliminary Financial Results
1st Quarter Ended March 31, 2009
INX Inc.
Nasdaq: INXI
www.INXI.com
May 4, 2009 Investor Call
1. Brian Fontana: Financial results
2. Mark Hilz: Operations update, vision and strategy
3. Jim Long: Business trends and outlook
4. Take questions
Agenda:

During this presentation references to financial measures of INX will include references to non -GAAP financial measures. INX provides a reconciliation between GAAP and non-GAAP financial information within this presentation and on its website at www.INXI.com under the "Investors" tab, which may be accessed directly at www.INXI.com/non-gaap-recon.

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations. Statements associated with words such as "anticipate," "believe," "expect," "hope," "outlook," "should," "target," "will" or other similar words are forward-looking statements. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our most recently filed Form 10-K for 2008 and soon to be filed Form 10-Q for 1Q-2009, which we urge you to read.

INX

GAAP Reconciliation and
 Forward-Looking Statements
All financial results shown are for continuing operations unless otherwise noted
GAAP Reconciliation
Safe Harbor Statement

Q1 Accomplishments
  Achieved revenue slightly above the mid-point of our range of guidance
  Service revenue grew 42% y/y to record quarterly level:
  Professional services growth: 44% y/y
  Managed services growth: 30% y/y
  Gross profit margin percentage rose to record 21.7%
  Gross profit dollars rose 3% compared to prior year period
  Effectively managed non-revenue-producing costs, with non-sales personnel down slightly during the quarter
  GAAP and Non-GAAP net income results were above consensus analyst expectations
  Added 9% more sales personnel during the quarter, taking advantage of opportunities to position INX to continue gaining market share
  Began 5-city marketing event around data center virtualization - positioning for Cisco Unified
 Computing System and VMware vSphere 4 availability within the next few months

Brian Fontana
Vice President & CFO

($ in thousands except EPS)	1Q-2009			Growth	1Q-2008		
Revenue:							
Products	$	44,566	77.5%	-11.7%	$ 50,491		84.7%
Services		12,975	22.5%	41.8%	9,152		15.3%
Total revenue		57,541	100.0%	-3.5%	59,643		100.0%
Gross profit:							
Products		8,444	18.9%		9,207		18.2%
Services		4,041	31.1%		2,940		32.1%
Total gross profit		12,485	21.7%		12,147		20.4%
SG&A expenses [(1)]		12,736	22.1%		10,384		17.4%
Operating income		(251)	-0.4%		1,763		3.0%
Interest (expense) and other income		12	0.0%		(73)		-0.2%
Pre-tax net income from continuing ops		(239)	-0.4%		1,690		2.8%
Income tax (benefit) expense		51	0.1%		683		1.1%
Net income from continuing operations		(290)	-0.5%		1,007		1.7%
Discontinued operations		(39)	-0.1%		4		0.0%
Net income		(329)	-0.6%		1,011		1.7%
Diluted EPS	$	(0.04)			$ 0.12		
Shares used to compute diluted EPS		8,706,210			8,242,191		
Non-GAAP net income	$	290			$ 1,920		
Non-GAAP diluted EPS	$	0.03			$ 0.23		

INX

First Quarter Operating Results

3/31/2009	12/31/2008
ASSETS:		
Cash and cash equivalents	$ 8,681	$ 10,937
Accounts receivable, net	46,710	52,866
Inventory	2,745	2,406
Other current assets	1,562	1,275
PP&E, net	4,998	5,207
Goodwill and other intangible assets, net	14,418	14,603
Total assets	$ 79,114	$ 87,294
LIABILITIES & STOCKHOLDERS' EQUITY:		
Debt	$ 84	$ 91
Capital lease obligations	499	240
Accounts payable	36,620	45,172
Accrued expenses	6,885	6,873
Other current and long-term liabilities	1,100	1,322
Total liabilities	45,188	53,698
Stockholders' equity	33,926	33,596
Total liabilities and stockholders' equity	$ 79,114	$ 87,294

INX

Balance Sheet Data
(dollars in thousands)

Income Statement Items:

Net income	$	(329)
Non-cash items in operating results:		
Depreciation & amortization		727
Equity compensation		580
Loss from discontinued operations		39
Loss on retirement of assets		22
Bad debt expense		(5)
Net cash provided from income statement items	$	1,034

Balance Sheet Items:

Decrease in accounts payables		(8,552)
Decrease in accounts receivables		6,161
Increase in inventory (work in process)		(339)
Changes in other assets and liabilities		(487)
Capital expenditures		(125)
All financing activities		52
Net cash used by balance sheet item changes	$	(3,290)

Net change in cash in 1Q-2009	$	(2,256)

INX

Summary Of Change In Net Cash In 1Q-2009
(dollars in thousands)

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Mar 08
May 08
Jul 08
Sep 08
Nov 08
Jan 09
Mar 09

Industry Sector	AR Balance		% of Total AR	% > 60 days	% > 90 days
Government	$	9.3	29.0%	14.0%	5.0%
Healthcare		3.2	10.0%	4.0%	0.0%
Education		4.0	12.0%	12.0%	10.0%
Energy		1.8	6.0%	11.0%	5.0%
Total	$	18.3	57.0%		

($ in millions)

INX

Accounts Receivable Quality
% of Total A/R Aged Over 60 Days At Month End Through April 2009
Primary Industry Sector A/R

Mark Hilz
President & COO

INX Operations Update
  Aggressively managed costs during Q1 and will continue to do so as the economy improves
  Continuing to enhance our voice practice with the upcoming expansion of capabilities in our enterprise call center practice
  Focused on enhancing our security practice especially in our federal business unit to coincide with the federal government’s emphasis on providing better information assurance such as being able to thwart hackers like the ones that recently gained access to multiple
 DOD and contactors’ IT systems
  Introducing new additional managed services offerings during Q2 focused around the enterprise data center
  Continuing to train and recruit resources for our rapidly growing data center/Cloud
 Computing practice

“Cloud Computing”
 The Coming Transformation In The Enterprise Data Center
  VMware creates software that allows the creation of virtual servers in a data center rather than all servers being physical servers.
  This technology enables huge advantages for flexibility and cost efficiency in the data center. It allows you to construct virtual data centers using resources to run applications that can be a combination of both private and public computing resources. This concept is called “Cloud Computing”.
  Over the next several years a large percentage of enterprise data centers will be redesigned using virtualization as the fundamental building block of the architecture.
  HP, IBM, Cisco, Netapp, EMC and many other vendors are aggressively designing and launching product strategies around this concept.
  In March Cisco announced (and is expected to ship in late June) their Unified Computing
 System (“UCS”). This system integrates computing and network resources into a single unified fabric and enhances connectivity to network storage. It is designed to take full advantage of virtualization. This is a big departure from server architecture of the past.
  VMware just announced a new version of their virtualization software, Vsphere 4 (expected to ship in late May). This significantly enhances the ability to build a fully virtualized Data
 Center and provides substantial cost efficiencies and security enhancements.
  With most of the key elements now in place, the transformation to Cloud Computing using virtualized servers is expected to be the start of the largest transformation in enterprise technology infrastructure since the invention of the PC.

Core Network Infrastructure
$55 billion market
INX = $171 million

The Total Market And INX’s Position Within It
Wireless
Networking
$3 billion market
INX = $13 million
Unified
Communications
$9 billion market
INX = $43 million
Security
$8 billion market
INX = $17 million
Virtualization
$2 billion market
INX = $3 million
Data Center
Servers
$50 billion market
INX = $2 million
Network
Storage
$45 billion market
INX = $16 million
Market size is total worldwide market
for products, excluding related services
Market size source: IDC; VMware
INX size based on 2008 product billings

Customer Billings						
	2007			2008			% Incr.
Network Infrastructure	$	176.5	80.8%	$	201.4	75.8%	14%
Unified Communications	$	33.3	15.2%	$	43.0	16.2%	29%
Data Center	$	8.6	4.0%	$	21.4	8.0%	147%
Totals	$	218.4	100.0%	$	265.8	100.0%	22%

INX

INX Is Focused On 3 Key Areas Of Enterprise Technology
(dollars in millions)
 Today INX is a provider of “enterprise technology infrastructure solutions”
 with offerings in three key interrelated areas of enterprise technology:

Approx. Worldwide Market ($ billions)		Approx. INX 2008 Billings ($ millions)		Approx. INX 2008 % Of Market
Network Infrastructure:					
Routing and switching........	$	55	$	171	0.31%
Wireless networking..........		3		13	0.43%
Network security...............		8		17	0.21%
Totals..........................	$	66	$	201	**0.30%**
Unified Communications:					
IP voice systems...............	$	9	$	43	0.48%
Telepresence..................		<1		<1	0.00%
Totals..........................	$	9	$	43	**0.48%**
Data Center:					
Network storage................	$	45	$	16	0.04%
Virtualization software........		2		3	0.15%
Servers (total market).........		50		2	0.00%
Totals..........................	$	97	$	21	**0.02%**
Total market	$	172	$	265	0.15%

Capacity To Grow Newer Technology Offerings
Market size source: IDC; VMware, based on end-user product
revenues only, excluding services; INX billings is products only
 Because video systems
 and data center solutions
 are more recent additions
 to INX’s offerings, there is
 better growth potential for
 those offerings within
 INX’s existing customers
 and geographic markets
The total market is large
relative to INX’s
participation in the market
Plenty of room to grow if
we can gain market share

INX’s opportunity around Cloud Computing
  The new enterprise data center will require solutions integrators to be able to architect a complete data center with a cloud computing strategy in mind. This means the solutions integrator must be capable of designing all elements of the data center, including computing, storage and network resources into an integrated design with virtualization at the core.
  This will be a struggle for some legacy integrators that do not have expertise in all three areas.
  INX has had a strategy of adding capabilities that are focused on the data center either organically or through acquisition for more than 2 years.
  Many customers will not want to risk having smaller solution providers designing these new data centers since they are the heart of an enterprise IT infrastructure. This will create a consolidation opportunity and an opportunity to gain market share.
  Hardware and software vendors will work hard to assure solution integrator loyalty around this large opportunity. This should result in opportunities for solutions integrators that have substantial practices focused around Cloud Computing.
  The complexity and multivendor aspect of these solutions will provide significant growth opportunities in both the professional services and managed services areas of our business.
  INX was built on a much smaller technology transformation around voice moving onto the network. We have positioned INX to take advantage of this new, larger technology transformation.

Jim Long
Chairman & CEO

$75.0
$70.0
$65.0
$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
1Q05
2Q05
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4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

INX

Total Revenue
(Dollars in millions)
➢  20% decrease from 3Q-2008 peak
➢  3.5% decrease y/y
➢  170% increase over past 4 years

$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0

Services Revenue:

- 42% increase y/y for 1Q-2009
- 760% increase over past 4 years

$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
1Q 05
2Q 05
3Q 05
4Q 05
1Q 06
2Q 06
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4Q 06
1Q 07
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4Q 08
1Q 09

INX

Services Revenue Outperformance
(Dollars in millions)
Product Revenue:
➢ 12% decrease y/y for 1Q-2009
➢ 125% increase over past 4 years

24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
22.0%
21.0%
20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
1Q 05
2Q 05
3Q 05
4Q 05
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
1Q 08
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3Q 08
4Q 08
1Q 09

INX

Services Revenue Outperformance
 Results In Improving Gross Margin
(Dollars in millions)
Gross Margin On Total Revenue
Service Revenue % of Total Revenue

$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

INX

Gross Profit On Total Revenue
(Dollars in millions)
➢  9% decrease from 3Q-2008 peak
➢  3% increase y/y
➢  240% increase over past 4 years

$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
-$0.5
-$1.0
-$1.5
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
1Q 08
2Q 08
3Q 08
4Q 08
1Q 09

INX

Gross Profit & Non-GAAP Net Income
(Dollars in millions)
Gross Profit
Non-GAAP Net Income
$0.9 million of unusual expenses

Engineers	35	123	251%	185	50%	173	-6%
Sales	26	108	315%	131	21%	143	9%
Branch office admin	8	38	375%	40	5%	37	-8%
Corporate ops	12	29	142%	42	45%	42	0%
Corporate admin	16	30	88%	31	3%	32	3%
Totals	97	328	238%	429	31%	427	0%

INX

Staffing Trends
 - Key To Both Growth and Improving Margins
Dec 31,
2004
+169%
+279%
%
Incr.
Dec 31,
2008
+16%
+37%
Q1-2009
  Direct employee costs were 68% and 70% of total operating expenses for 2007 and 2008, so leveraging employee costs is key to improving operating profit margin
  Sales staff and engineering staff are direct revenue producing staffing, with engineering staff reflected as cost of service revenue and sales staff primarily compensated through commissions
  In Q1-2009:
  Engineering staff: net reduction of 6% due primarily to staff reductions
  Sales staff: net increase of 9% due primarily to opportunistic hiring
  Non-direct-revenue-producing staff: net reduction of 2% due primarily to staff reductions
Long-Term Trend
%
Incr.
vs.
vs.
2008
Dec 31,
2007
0%
-2%
Mar 31,
2009
%
Incr.

Monthly Year-Over-Year Growth In Product Order/Contract Bookings			
January	February	March	April
-33%	-18%	+34%	-3%

INX

Outlook - General Market Conditions
  For the past 18 months enterprise customers have been facing a weak and uncertain economy + difficult credit markets for funding capital expenditures
  Projects with better ROI have been receiving more attention and many customers are downsizing some of the projects they are moving forward with
  Data center virtualization projects have the best ROI of the major categories of technology that INX offers, however, anticipation of two recent product announcements has negatively influenced demand recently, and will continue to negatively impact demand in Q2:
  Cisco’s recent announcement of their new Unified Computing System, expected to begin shipping in late June or early July; and
  VMware’s recent announcement and pending availability of their new vSphere 4 virtualization software, expected to begin shipping in late May
  Customer demand, measured in terms of organic product sales contract/order bookings, a good near-term indicator of customer demand, on a year-over-year basis, has improved since a very weak month of January:

Outlook - Expectations For 2Q-2009
  We are continuing to provide the same guidance we have for the past several years - a range of expected revenue for the current quarter
  For 2Q-2009 we expect:

     ➢       Total revenue in the range of $56-$60 million compared to prior year period total revenue of $64.0 million
➢            Services revenue in the range of $11.5-$13.5 million compared to prior year period service revenue of $12.6 million

➢   We continue to maintain our long-term target ranges for gross profit margin of 15%-
        9% for products and 30%-35% for services, and for operating profit margin in the range of 4%-7%, the achievement of which is dependent upon leveraging certain operating expenses against revenue growth, with revenue growth begin dependent in part upon economic conditions
  As we have previously stated, we expect both gross margin percentage and operating profit margin percentage to be pressured somewhat through Q2 due to our efforts to expand newer practice areas and our efforts to gain market share in a period of soft customer demand, and because of our efforts to position the company to take advantage of the substantial data center / cloud computing opportunity

Summary / Highlights
  Revenue decreased only 3.5% for the quarter in spite of very difficult market conditions, exceeding growth of benchmark technology industry companies
  1st quarter revenue was within our expected range, gross margins were within our target range, and GAAP and Non-GAAP earnings were above analyst expectations
  Growth of our higher margin services revenues grew to record quarterly levels; +41.8% y/y growth, with professional services growth of 44% and managed services growth of 30%
  We further reduced costs in Q1, reducing staffing levels other than sales personnel, where we were hiring; sales personnel increased 9% in Q1 compared to 12/31/2008
  Product order bookings improved throughout the quarter, reflecting improvement in customer sentiment and improving credit market conditions, in spite of the fact that some customers continue to await availability of Cisco’s UCS and VMware’s vSphere 4 products
  We currently expect Q2 revenue to be flat to a small increase as compared to Q1 in spite of the fact that Cisco’s UCS product and VMware’s vSphere 4 will not be available in Q2
  We currently expect that availability of Cisco’s UCS and VMware’s vSphere 4 will begin to positively impact customer demand and revenue starting in Q3